Exhibit 10.29

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE

COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment Number One to License
Agreement

This Amendment Number One (“Amendment No. 1”) to the License Agreement dated September 7, 2018 (the “Agreement”), is entered into as of September 1, 2020 (“Amendment No. 1 Effective Date”) by and between MedImmune, LLC, having a principal place of business at One MedImmune Way, Gaithersburg, MD 20878 (“MedImmune”) and Vir Biotechnology, Inc., having a principal place of business at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (“Licensee”). MedImmune and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties previously entered into that License Agreement dated September 7, 2018 and;

WHEREAS, the Parties desire to amend the License Agreement in order to extend the Target Nomination Period under Section 4.1.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used and not defined in this Amendment No. 1 have the respective meanings assigned to them in the Agreement.

2.	No Cost Extension. Section 4.1 of the Agreement shall be replaced with the following:

‘4.1 Target Nomination Period. Licensee shall have [***] after the Effective Date (the “Target Nomination Period”) to nominate two (2) Targets to be considered for a license in relation to Exploitation of HLE Products under the terms of this

Agreement (such a Target, an “Exclusive Target”).’

3.	Full Force and Effect. Except as expressly provided herein, the Agreement remains unmodified and in full force and effect.

4.	Modifications. This Amendment No. 1 may only be modified by a written document, signed by both Parties.

5.

Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which (including copies hereof) shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that the execution of this Amendment No. 1 by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment No. 1, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment No. 1 by means of such electronic signatures or maintenance of the executed agreement electronically.

THIS AMENDMENT NO. 1 IS EXECUTED by the authorized representatives of the Parties as of the Amendment No. 1 Effective Date.

MedImmune, LLC		Vir Biotechnology, Inc.

By:	/s/ Scott Alban	By:	/s/ Jennifer Watt
Name:	Scott Alban	Name:	Jennifer Watt
Title:	Senior Vice President, Global IP	Title:	Vice President, Alliance Mgmt
Date:	03 September 2020	Date:	03 September 2020